Exhibit 99.1
Board of Governors of the Federal Reserve System OMB Number: 7100-0036 Federal Deposit Insurance Corporation OMB Number: 3064-0052 Office of the Comptroller of the Currency Federal Financial Institutions Examination Council Expires OMB Number: May 31, 1557-0081 2009
Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only-FFIEC 041
Report at the close of business March 31, 2009 This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).
This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks. I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief. Signature of Chief Financial Officer (or Equivalent) Date of Signature
We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct. Director (Trustee) Director (Trustee) Director (Trustee)
Submission of Reports Each bank must prepare its Reports of Condition and Income (Call Report) data by either: (a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or (b) Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR. For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (301) 495-7864, or by e-mail at CDR.Help@ffiec.gov.
To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files. The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.
CapitalSource Bank Legal Title of Bank (RSSD 9017) Los Angeles City (RSSD 9130)
CA 90071- State Abbrev. (RSSD 9200) Zip Code (RSSD 9220)
FDIC Certificate Number 58878 (RSSD 9050)
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

2

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank--other than the Chief Financial Officer (or equivalent)--to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter 'none' for the contact's e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports

John Bogler
Name (TEXT C490)

EVP, Chief Financial Officer
Title (TEXT C491)

JBogler@capitalsourcebank.com
E-mail Address (TEXT C492)

(714)989-4610
Telephone: Area code/phone number/extension (TEXT C493)

(714)989-4810
FAX: Area code/phone number (TEXT C494)

Other Person to Whom Questions about the Reports Should be Directed

Mike Smith
Name (TEXT C495)

SVP, Finance
Title (TEXT C496)

MSmith@capitalsourcebank.com
E-mail Address (TEXT 4086)

(714)989-4700
Telephone: Area code/phone number/extension (TEXT 8902)

(714)989-4770
FAX: Area code/phone number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter 'none' for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact

Mike Smith
Name (TEXT C366)

SVP, Finance
Title (TEXT C367)

MSmith@capitalsourcebank.com
E-mail Address (TEXT C368)

(714)989-4700
Telephone: Area code/phone number/extension (TEXT C369)

(714)989-4770
FAX: Area code/phone number (TEXT C370)

Secondary Contact

Name (TEXT C371)

Title (TEXT C372)

E-mail Address (TEXT C373)

Telephone: Area code/phone number/extension (TEXT C374)

FAX: Area code/phone number (TEXT C375)

3 March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.). Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.
Primary Contact Secondary Contact Michelle De Lorier Alma Alvarez Name (TEXT C437) Name (TEXT C442) VP, BSA Officer AVP, Asst Compliance Officer Title (TEXT C438) Title (TEXT C443) Mdelorier@capitalsourcebank.com AAlvarez@paitalsourcebank.com E-mail Address (TEXT C439) E-mail Address (TEXT C444) (714)989-4633 (714)989-4616 Telephone: Area code/phone number/extension (TEXT C440) Telephone: Area code/phone number/extension (TEXT C445) Third Contact Fourth Contact Name (TEXT C870) Name (TEXT C875) Title (TEXT C871) Title (TEXT C876) E-mail Address (TEXT C872) E-mail Address (TEXT C877) Telephone: Area code/phone number/extension (TEXT C873) Telephone: Area code/phone number/extension (TEXT C878)

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RI 4

Consolidated Report of Income
for the period January 1, 2009 - March 31, 2009

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

Dollar Amounts in Thousands		Bil Mil Thou	
1. Interest income:			
a. Interest and fee income on loans:			
(1) Loans secured by real estate:			
(a) Loans secured by 1-4 family residential properties	RIAD4435	0	1.a.(1)(a)
(b) All other loans secured by real estate	RIAD4436	23,807	1.a.(1)(b)
(2) Commercial and industrial loans	RIAD4012	21,302	1.a.(2)
(3) Loans to individuals for household, family, and other personal expenditures:			
(a) Credit cards	RIADB485	0	1.a.(3)(a)
(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	0	1.a.(3)(b)
(4) Loans to foreign governments and official institutions	RIAD4056	0	1.a.(4)
(5) All other loans (1)	RIAD4058	21,802	1.a.(5)
(6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIAD4010	66,911	1.a.(6)
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions (2)	RIAD4115	584	1.c.
d. Interest and dividend income on securities:			
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	3,343	1.d.(1)
(2) Mortgage-backed securities	RIADB489	5,638	1.d.(2)
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	949	1.d.(3)
e. Interest income from trading assets	RIAD4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.
g. Other interest income	RIAD4518	0	1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	RIAD4107	77,425	1.h.
2. Interest expense:			
a. Interest on deposits:			
(1) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	0	2.a.(1)
(2) Nontransaction accounts:			
(a) Savings deposits (includes MMDAs)	RIAD0093	3,287	2.a.(2)(a)
(b) Time deposits of $100,000 or more	RIADA517	13,150	2.a.(2)(b)
(c) Time deposits of less than $100,000	RIADA518	21,950	2.a.(2)(c)
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	26	2.c.

(1) Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."
(2) Includes interest income on time certificates of deposit not held for trading.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RI 5

Schedule RI - Continued

Dollar Amounts in Thousands		Bil Mil Thou	
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	38,413	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	39,012	3.
4. Provision for loan and lease losses	RIAD4230	24,991	4.
5. Noninterest income:			
a. Income from fiduciary activities (1)	RIAD4070	0	5.a.
b. Service charges on deposit accounts	RIAD4080	28	5.b.
c. Trading revenue (2)	RIADA220	0	5.c.
d.			
(1) Fees and commissions from securities brokerage	RIADC886	0	5.d.(1)
(2) Investment banking, advisory, and underwriting fees and commissions	RIADC888	0	5.d.(2)
(3) Fees and commissions from annuity sales	RIADC887	0	5.d.(3)
(4) Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.(4)
(5) Income from other insurance activities	RIADC387	0	5.d.(5)
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	8,356	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			
i. Net gains (losses) on sales of loans and leases	RIAD5416	0	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	0	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	0	5.k.
l. Other noninterest income (*)	RIADB497	1,176	5.l.
m. Total noninterest income (sum of items 5.a. through 5.l)	RIAD4079	9,560	5.m.
6.			
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	0	6.b.
7. Noninterest expense:			
a. Salaries and employee benefits	RIAD4135	10,992	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	3,456	7.b.
c.			
(1) Goodwill impairment losses	RIADC216	0	7.c.(1)
(2) Amortization expense and impairment losses for other intangible assets	RIADC232	20	7.c.(2)
d. Other noninterest expense (*)	RIAD4092	9,271	7.d.
e. Total noninterest expense (sum of items 7.a. through 7.d)	RIAD4093	23,739	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e.)	RIAD4301	(158)	8.
9. Applicable income taxes (on item 8)	RIAD4302	(65)	9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD4300	(93)	10.
11. Extraordinary items and other adjustments, net of income taxes (*)	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	(93)	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	(93)	14.

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a. must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c. must equal the sum of Memorandum items 8.a through 8.e.

(*) Describe on Schedule RI-E - Explanations

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RI 6

Schedule RI - Continued

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. [1]			
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	0	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	353	M.5.
6. *Memorandum item 6 is to be completed by:* *• banks with $300 million or more in total assets, and* *• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.* Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5)) [1]	RIAD4024	0	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's acquisition [2]	RIAD9106		M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c) **(To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):**			
a. Interest rate exposures	RIAD8757	N/A	M.8.a.
b. Foreign exchange exposures	RIAD8758	N/A	M.8.b.
c. Equity security and index exposures	RIAD8759	N/A	M.8.c.
d. Commodity and other exposures	RIAD8760	N/A	M.8.d.
e. Credit exposures	RIADF186	N/A	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. *To be completed by banks with $300 million or more in total assets:* [1] Credit losses on derivatives (see instructions)	RIADA251	0	M.10.

		Yes/No	
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	NO	M.11.

Dollar Amounts in Thousands		Bil Mil Thou	
Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, part I, Memorandum items 8.b and 8.c			
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	N/A	M.12.

(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2008, Report of Condition.
(2) For example, a bank acquired on March 1, 2009 would report 20090301.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
Schedule RI 7
Schedule RI - Continued Memoranda (continued)
Dollar Amounts in Thousands Bil Mil Thou Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option. 13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option: a. Net gains (losses) on assets RIADF551 N/A M.13.a. (1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk RIADF552 N/A M.13.a.(1) b. Net gains (losses) on liabilities RIADF553 N/A M.13.b. (1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk RIADF554 N/A M.13.b.(1)

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RIA 8

Schedule RI-A - Changes in Bank Equity Capital

Indicate decreases and losses in parentheses.

Dollar Amounts in Thousands		Bil Mil Thou	
1. Total **bank** equity capital most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	915,690	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles (*)	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	**915,690**	3.
4. Net income (loss) **attributable to bank** (must equal Schedule RI, item 14)	RIAD4340	**(93)**	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	688	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income (1)	RIADB511	(309)	10.
11. Other transactions with parent holding company (*)(not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.
12. Total **bank** equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	**915,976**	12.

(*) Describe on Schedule RI-E - Explanations

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RIBI 9

Schedule RI-B -- Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs [1] and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar Amounts in Thousands		(Column A) Charge-offs: Calendar YTD		(Column B) Recoveries: Calendar YTD	
1. Loans secured by real estate:					
a. Construction, land development, and other land loans:					
(1) 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	0	1.a.(2)
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:					
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	0	RIAD5412	0	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:					
(a) Secured by first liens	RIADC234	0	RIADC217	0	1.c.(2)(a)
(b) Secured by junior liens	RIADC235	0	RIADC218	0	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	RIAD3588	0	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	RIADC897	0	RIADC898	0	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable					
4. Commercial and industrial loans	RIAD4638	10,018	RIAD4608	0	4.
5. Loans to individuals for household, family, and other personal expenditures:					
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	0	RIADB517	0	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans [2]	RIAD4644	0	RIAD4628	0	7.
8. Lease financing receivables	RIAD4266	0	RIAD4267	0	8.
9. Total (sum of items 1 through 8)	RIAD4635	**10,018**	RIAD4605	**0**	9.

(1) Include write-downs arising from transfers of loans to a held-for-sale account.
(2) Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RIBI 10

Schedule RI-B - Continued

Part I. Continued

Memoranda

Dollar Amounts in Thousands	(Column A) Charge-offs: Calendar YTD		(Column B) Recoveries: Calendar YTD		
1. Loans to finance commercial real estate, construction, and land development activities **(not secured by real estate)** included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. *Memorandum items 2.a thru 2.d are to be completed by banks with $300 million or more in total assets:* (2)					
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3. *Memorandum item 3 is to be completed by:* (2) *• banks with $300 million or more in total assets, and* *• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.* Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.

Dollar Amounts in Thousands		Bil Mil Thou	
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.			
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	N/A	M.4.

(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RIBII 11

Schedule RI-B - Continued

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands		Bil Mil Thou	
1. Balance most recently reported for the December 31, 2008, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	55,600	1.
2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	0	2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	10,018	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	24,991	5.
6. Adjustments (see instructions for this schedule) (*)	RIADC233	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	**70,573**	7.

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.			
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	N/A	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	N/A	M.3.
Memorandum item 4 is to be completed by all banks.			
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

(*) Describe on Schedule RI-E - Explanations

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RIE 12

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar Amounts in Thousands		Bil Mil Thou	
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	0	1.g.
h. TEXT4461 Gain on sale of loans	RIAD4461	1,296	1.h.
i. TEXT4462 FX currency gain/loss	RIAD4462	(682)	1.i.
j. TEXT4463 Gain/loss on derivatives	RIAD4463	493	1.j.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	423	2.b.
c. Directors' fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	1,678	2.g.
h. Accounting and auditing expenses	RIADF556	313	2.h.
i. Consulting and advisory expenses	RIADF557	349	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	297	2.k.
l. TEXT4464 Intercompany loan sourcing fees	RIAD4464	2,430	2.l.
m. TEXT4467	RIAD4467	0	2.m.
n. TEXT4468	RIAD4468	0	2.n.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):			
a. (1) TEXT4469	RIAD4469	0	3.a.(1)
(2) Applicable income tax effect	RIAD4486	0	3.a.(2)
b. (1) TEXT4487	RIAD4487	0	3.b.(1)
(2) Applicable income tax effect	RIAD4488	0	3.b.(2)
c. (1) TEXT4489	RIAD4489	0	3.c.(1)
(2) Applicable income tax effect	RIAD4491	0	3.c.(2)

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RIE 13

Schedule RI-E - Continued

Dollar Amounts in Thousands		Bil Mil Thou	
4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):			
a. TEXTB526	RIADB526	0	4.a.
b. TEXTB527	RIADB527	0	4.b.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):			
a. TEXT4498	RIAD4498	0	5.a.
b. TEXT4499	RIAD4499	0	5.b.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			
a. TEXT4521	RIAD4521	0	6.a.
b. TEXT4522	RIAD4522	0	6.b.

		Yes/No	
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			
a. Comments?	RIAD4769	NO	7.a.
b. Other explanations:			

(TEXT 4769)

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RC 14

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2009

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

Dollar Amounts in Thousands		Bil Mil Thou	
ASSETS			
1. Cash and balances due from depository institutions (from Schedule RC-A):			
a. Noninterest-bearing balances and currency and coin (1)	RCON0081	84,158	1.a.
b. Interest-bearing balances (2)	RCON0071	82	1.b.
2. Securities:			
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	247,300	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	1,408,901	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell (3)	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			
a. Loans and leases held for sale	RCON5369	0	4.a.
b. Loans and leases, net of unearned income	RCONB528	3,925,674	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	70,573	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	3,855,101	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	11,125	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	0	7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)	RCON2130	0	8.
9. Not applicable			
10. Intangible assets:			
a. Goodwill	RCON3163	173,135	10.a.
b. Other intangible assets (from Schedule RC-M)	RCON0426	269	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	54,052	11.
12. Total assets (sum of items 1 through 11)	RCON2170	5,834,123	12.

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements, regardless of maturity.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RC 15

Schedule RC - Continued

Dollar Amounts in Thousands		Bil Mil Thou	
LIABILITIES			
13. Deposits:			
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	4,726,735	13.a.
(1) Noninterest-bearing (1)	RCON6631	45	13.a.(1)
(2) Interest-bearing	RCON6636	4,726,690	13.a.(2)
b. Not applicable			
14. Federal funds purchased and securities sold under agreements to repurchase:			
a. Federal funds purchased (2)	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase (3)	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	50,000	16.
17. Not applicable			
18. Not applicable			
19. Subordinated notes and debentures (4)	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	141,412	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	4,918,147	21.
22. **Not applicable**			22.
EQUITY CAPITAL			
Bank Equity Capital			
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	922,887	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	0	25.
26.			26.
a. Retained earnings	RCON3632	(8,583)	26.a.
b. Accumulated other comprehensive income (5)	RCONB530	1,672	26.b.
c. Other equity capital components (6)	RCONA130	0	26.c.
27.			27.
a. **Total bank equity capital (sum of items 23 through 26.c)**	RCON3210	915,976	27.a.
b. **Noncontrolling (minority) interests in consolidated subsidiaries**	RCON3000	0	27.b.
28. **Total equity capital (sum of items 27.a and 27.b)**	RCONG105	915,976	28.
29. **Total liabilities and equity capital (sum of items 21 and 28)**	RCON3300	5,834,123	29.

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
Schedule RC 16
Schedule RC - Continued Memorandum To be reported with the March Report of Condition.
1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank 2 = Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately) 3 = Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm
4 = Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority) 5 = Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority) 6 = Review of the bank’s financial statements by external auditors 7 = Compilation of the bank’s financial statements by external auditors 8 = Other audit procedures (excluding tax preparation work) 9 = No external audit work

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
Schedule RCA 17
Schedule RC-A - Cash and Balances Due From Depository Institutions Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.
Dollar Amounts in Thousands Bil Mil Thou 1. Cash items in process of collection, unposted debits, and currency and coin: a. Cash items in process of collection and unposted debits RCON0020 0 1.a. b. Currency and coin RCON0080 262 1.b. 2. Balances due from depository institutions in the U.S: a. U.S. branches and agencies of foreign banks RCON0083 0 2.a. b. Other commercial banks in the U.S. and other depository institutions in the U.S. RCON0085 33,702 2.b. 3. Balances due from banks in foreign countries and foreign central banks: a. Foreign branches of other U.S. banks RCON0073 0 3.a. b. Other banks in foreign countries and foreign central banks RCON0074 0 3.b. 4. Balances due from Federal Reserve Banks RCON0090 50,276 4. 5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) RCON0010 84,240 5.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCB 18

Schedule RC-B - Securities

Exclude assets held for trading.

Dollar Amounts in Thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value	
1. U.S. Treasury securities	RCON0211 0	RCON0213 0	RCON1286 0	RCON1287 0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					
a. Issued by U.S. Government agencies [1]	RCON1289 0	RCON1290 0	RCON1291 0	RCON1293 0	2.a.
b. Issued by U.S. Government-sponsored agencies [2]	RCON1294 29,987	RCON1295 29,987	RCON1297 662,356	RCON1298 663,004	2.b.
3. Securities issued by states and political subdivisions in the U.S.	RCON8496 0	RCON8497 0	RCON8498 0	RCON8499 0	3.
4. Mortgage-backed securities (MBS):					
a. Pass-through securities:					
(1) Guaranteed by GNMA	RCON1698 0	RCON1699 0	RCON1701 5,152	RCON1702 5,215	4.a.(1)
(2) Issued by FNMA and FHLMC	RCON1703 0	RCON1705 0	RCON1706 69,997	RCON1707 71,987	4.a.(2)
(3) Other pass-through securities	RCON1709 0	RCON1710 0	RCON1711 0	RCON1713 0	4.a.(3)
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					
(1) Issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1714 0	RCON1715 0	RCON1716 109,350	RCON1717 110,625	4.b.(1)
(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCON1718 36,538	RCON1719 36,538	RCON1731 0	RCON1732 0	4.b.(2)
(3) All other mortgage-backed securities	RCON1733 55,782	RCON1734 55,782	RCON1735 153,501	RCON1736 152,184	4.b.(3)
5. Asset-backed securities (ABS)	RCONC026 0	RCONC988 0	RCONC989 0	RCONC027 0	5.
6. Other debt securities:					
a. Other domestic debt securities	RCON1737 124,993	RCON1738 124,993	RCON1739 4,995	RCON1741 5,169	6.a.
b. Foreign debt securities	RCON1742 0	RCON1743 0	RCON1744 0	RCON1746 0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values [3]			RCONA510 400,717	RCONA511 400,717	7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b.)	RCON1754 **247,300**	RCON1771 **247,300**	RCON1772 **1,406,068**	RCON1773 **1,408,901**	8.

(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

(3) Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCB 19

Schedule RC-B - Continued

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Pledged securities [1]	RCON0416	871,123	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status): [1] [2]			
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: [3] [4]			
(1) Three months or less	RCONA549	408,916	M.2.a.(1)
(2) Over three months through 12 months	RCONA550	134,250	M.2.a.(2)
(3) Over one year through three years	RCONA551	134,931	M.2.a.(3)
(4) Over three years through five years	RCONA552	130,055	M.2.a.(4)
(5) Over five years through 15 years	RCONA553	15,000	M.2.a.(5)
(6) Over 15 years	RCONA554	0	M.2.a.(6)
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: [3] [5]			
(1) Three months or less	RCONA555	0	M.2.b.(1)
(2) Over three months through 12 months	RCONA556	6,380	M.2.b.(2)
(3) Over one year through three years	RCONA557	0	M.2.b.(3)
(4) Over three years through five years	RCONA558	0	M.2.b.(4)
(5) Over five years through 15 years	RCONA559	65,238	M.2.b.(5)
(6) Over 15 years	RCONA560	5,585	M.2.b.(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: [6]			
(1) Three years or less	RCONA561	293,448	M.2.c.(1)
(2) Over three years	RCONA562	61,681	M.2.c.(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	543,168	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			
a. Amortized cost	RCON8782	34,315	M.4.a.
b. Fair value	RCON8783	34,039	M.4.b.

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
Schedule RCB 20
Schedule RC-B - Continued Memoranda (continued)
(Column A) (Column B) (Column C) (Column D) Held-to-maturity Held-to-maturity Available-for- Available-for- Amortized Cost Fair Value sale Amortized sale Fair Value Dollar Amounts in Thousands Cost Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets. (1) 5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC- B, item 5): a. Credit card receivables RCONB838 RCONB839 RCONB840 RCONB841 0 0 0 0 M.5.a. b. Home equity lines RCONB842 RCONB843 RCONB844 RCONB845 0 0 0 0 M.5.b. c. Automobile loans RCONB846 RCONB847 RCONB848 RCONB849 0 0 0 0 M.5.c. d. Other consumer loans RCONB850 RCONB851 RCONB852 RCONB853 0 0 0 0 M.5.d. e. Commercial and industrial loans RCONB854 RCONB855 RCONB856 RCONB857 0 0 0 0 M.5.e. f. Other RCONB858 RCONB859 RCONB860 RCONB861 0 0 0 0 M.5.f.
(1) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCCI 21

Schedule RC-C -- Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar Amounts in Thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks		
1. Loans secured by real estate:					
a. Construction, land development, and other land loans:					
(1) 1-4 family residential construction loans			RCONF158	0	1.a.(1)
(2) Other construction loans and all land development and other land loans			RCONF159	448,913	1.a.(2)
b. Secured by farmland (incl. farm residential & other improvements)			RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	0	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:					
(a) Secured by first liens			RCON5367	0	1.c.(2)(a)
(b) Secured by junior liens			RCON5368	0	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties			RCON1460	16,165	1.d.
e. Secured by nonfarm nonresidential properties:					
(1) Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties			RCONF161	906,145	1.e.(2)
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:					
(1) To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.(1)
(2) To other commercial banks in the U.S.	RCONB533	0			2.a.(2)
b. To other depository institutions in the U.S.	RCONB534	0			2.b.
c. To banks in foreign countries:					
(1) To foreign branches of other U.S. banks	RCONB536	0			2.c.(1)
(2) To other banks in foreign countries	RCONB537	0			2.c.(2)
3. Loans to finance agricultural production and other loans to farmers			RCON1590	0	3.
4. Commercial and industrial loans			RCON1766	1,187,603	4.
a. To U.S. addressees (domicile)	RCON1763	1,142,256			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	45,347			4.b.
5. Not applicable					
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	0	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)			RCON2011	0	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			RCON2107	0	8.
9. Other loans			RCON1563	1,366,848	9.
a. Loans for purchasing or carrying securities (secured & unsecured)	RCON1545	34,910			9.a.
b. All other loans (exclude consumer loans)	RCON1564	1,331,938			9.b.

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCCI 22

Schedule RC-C - Continued

Part I. Continued

Dollar Amounts in Thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks		
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.
b. All other leases	RCONF163	0			10.b.
11. LESS:Any unearned income on loans reflected in items 1-9 above			RCON2123	0	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON2122	3,925,674	12.

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1): (1)			
a. Loans secured by 1-4 family residential properties	RCONF576	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1616	0	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (2) (3)			
(1) Three months or less	RCONA564	0	M.2.a.(1)
(2) Over three months through 12 months	RCONA565	0	M.2.a.(2)
(3) Over one year through three years	RCONA566	0	M.2.a.(3)
(4) Over three years through five years	RCONA567	0	M.2.a.(4)
(5) Over five years through 15 years	RCONA568	0	M.2.a.(5)
(6) Over 15 years	RCONA569	0	M.2.a.(6)
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, col. B) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (2) (4)			
(1) Three months or less	RCONA570	3,821,155	M.2.b.(1)
(2) Over three months through 12 months	RCONA571	57,844	M.2.b.(2)
(3) Over one year through three years	RCONA572	10,629	M.2.b.(3)
(4) Over three years through five years	RCONA573	1,626	M.2.b.(4)
(5) Over five years through 15 years	RCONA574	11,095	M.2.b.(5)
(6) Over 15 years	RCONA575	0	M.2.b.(6)
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	1,686,746	M.2.c.

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.
(2) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(3) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCCI 23

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil Mil Thou	
3. Loans to finance commercial real estate, construction, and land development activities **(not secured by real estate)** included in Schedule RC-C, part I, items 4 and 9, column B (5)	RCON2746	1,331,938	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	0	M.4.
5. *To be completed by banks with $300 million or more in total assets:* Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B) (6)	RCONB837	0	M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for UBPR purposes.			
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	N/A	M.6.
Memorandum item 7 is to be completed by all banks.			
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):			
a. Outstanding balance	RCONC779	0	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	0	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:			
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b))	RCONF230	0	M.8.a.
Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a) as of December 31, 2008, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).			
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	N/A	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	N/A	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	0	M.9.
Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, part I, items 1 through 9, at fair value under a fair value option.			
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	RCONF578	N/A	M.10.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF579	N/A	M.10.a.(2)
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	N/A	M.10.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	RCONF581	N/A	M.10.a.(3)(b)(1)
(2) Secured by junior liens	RCONF582	N/A	M.10.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF583	N/A	M.10.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF584	N/A	M.10.a.(5)
b. Commercial and industrial loans	RCONF585	N/A	M.10.b.

(5) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.
(6) The $300 million asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCCI 24

Schedule RC-C - Continued

Part I. Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil Mil Thou	
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit Cards	RCONF586	N/A	M.10.c.(1)
(2) Other revolving credit plans	RCONF587	N/A	M.10.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF588	N/A	M.10.c.(3)
d. Other loans	RCONF589	N/A	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	RCONF590	N/A	M.11.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF591	N/A	M.11.a.(2)
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	N/A	M.11.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	RCONF593	N/A	M.11.a.(3)(b)(1)
(2) Secured by junior liens	RCONF594	N/A	M.11.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF595	N/A	M.11.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF596	N/A	M.11.a.(5)
b. Commercial and industrial loans	RCONF597	N/A	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	RCONF598	N/A	M.11.c.(1)
(2) Other revolving credit plans	RCONF599	N/A	M.11.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF600	N/A	M.11.c.(3)
d. Other loans	RCONF601	N/A	M.11.d.

Dollar Amounts in Thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected		
12. Loans (not subject to the requirements of AICPA Statement of Position 03-3) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:							
a. Loans secured by real estate	RCONG091	0	RCONG092	0	RCONG093	0	M.12.a.
b. Commercial and industrial loans	RCONG094	0	RCONG095	0	RCONG096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCONG097	0	RCONG098	0	RCONG099	0	M.12.c.
d. All other loans and all leases	RCONG100	0	RCONG101	0	RCONG102	0	M.12.d.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
Schedule RCCII 25
Schedule RC-C - Continued Part II. Loans to Small Businesses and Small Farms Schedule RC-C, Part II is to be reported only with the June Report of Condition. Report the number and amount currently outstanding as of June 30 of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan origination or the amount currently outstanding as of the report date, whichever is larger. Loans to Small Businesses
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.
Number 2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories: a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.) RCON5562 N/A 2.a. b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4. (1) (Note: Item 4 (1) , divided by the number of loans should NOT exceed $100,000.) RCON5563 N/A 2.b.
(Column A) (Column B) Number of Loans Amount Currently Dollar Amounts in Thousands Outstanding 3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)): a. With original amounts of $100,000 or less RCON5564 N/A RCON5565 N/A 3.a. b. With original amounts of more than $100,000 through $250,000 RCON5566 N/A RCON5567 N/A 3.b. c. With original amounts of more than $250,000 through $1,000,000 RCON5568 N/A RCON5569 N/A 3.c. 4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4 (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4): a. With original amounts of $100,000 or less RCON5570 N/A RCON5571 N/A 4.a. b. With original amounts of more than $100,000 through $250,000 RCON5572 N/A RCON5573 N/A 4.b. c. With original amounts of more than $250,000 through $1,000,000 RCON5574 N/A RCON5575 N/A 4.c.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
(1) Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.”

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCCII 26

Schedule RC-C - Continued

Part II. Continued

Agricultural Loans to Small Farms

		Yes/No	
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have **original amounts** of $100,000 or less (If your bank has no loans outstanding in **both** of these two loan categories, answer this question "NO.")	RCON6860	N/A	5.

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

		Number	
6. Report the total **number** of loans **currently outstanding** for each of the following Schedule RC-C, part I, loan categories:			
a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)	RCON5576	N/A	6.a.
b. "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	RCON5577	N/A	6.b.

Dollar Amounts in Thousands		(Column A) Number of Loans		(Column B) Amount Currently Outstanding	
7. Number and amount **currently outstanding** of "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):					
a. With **original amounts** of $100,000 or less	RCON5578	N/A	RCON5579	N/A	7.a.
b. With **original amounts** of more than $100,000 through $250,000	RCON5580	N/A	RCON5581	N/A	7.b.
c. With **original amounts** of more than $250,000 through $500,000	RCON5582	N/A	RCON5583	N/A	7.c.
8. Number and amount **currently outstanding** of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):					
a. With **original amounts** of $100,000 or less	RCON5584	N/A	RCON5585	N/A	8.a.
b. With **original amounts** of more than $100,000 through $250,000	RCON5586	N/A	RCON5587	N/A	8.b.
c. With **original amounts** of more than $250,000 through $500,000	RCON5588	N/A	RCON5589	N/A	8.c.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCD 27

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.

Dollar Amounts in Thousands		Bil Mil Thou	
ASSETS			
1. U.S. Treasury securities	RCON3531	N/A	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	N/A	2.
3. Securities issued by states and political subdivisions in the U.S.	RCON3533	N/A	3.
4. Mortgage-backed securities (MBS):			
a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCON3534	N/A	4.a.
b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCON3535	N/A	4.b.
c. All other mortgage-backed securities	RCON3536	N/A	4.c.
5. Other debt securities	RCON3537	N/A	5.
6. Loans:			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	RCONF604	N/A	6.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF605	N/A	6.a.(2)
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	N/A	6.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	RCONF607	N/A	6.a.(3)(b)(1)
(2) Secured by junior liens	RCONF611	N/A	6.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF612	N/A	6.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF613	N/A	6.a.(5)
b. Commercial and industrial loans	RCONF614	N/A	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	RCONF615	N/A	6.c.(1)
(2) Other revolving credit plans	RCONF616	N/A	6.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF617	N/A	6.c.(3)
d. Other loans	RCONF618	N/A	6.d.
7. Not applicable			
8. Not applicable			
9. Other trading assets	RCON3541	N/A	9.
10. Not applicable			
11. Derivatives with a positive fair value	RCON3543	N/A	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	**N/A**	12.
LIABILITIES			
13.			
a. Liability for short positions	RCON3546	N/A	13.a.
b. Other trading liabilities	RCONF624	N/A	13.b.
14. Derivatives with a negative fair value	RCON3547	N/A	14.
15. Total trading liabilities (sum of items 13.a. through 14) (must equal Schedule RC, item 15)	RCON3548	**N/A**	15.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCD **28**

Schedule RC-D - Continued

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, item 6.a.(1) through 6.d):			
a. Loans secured by real estate:			
(1) Construction, land development, and other land loans	RCONF625	N/A	M.1.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF626	N/A	M.1.a.(2)
(3) Secured by 1-4 family residential properties:			
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	N/A	M.1.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:			
(1) Secured by first liens	RCONF628	N/A	M.1.a.(3)(b)(1)
(2) Secured by junior liens	RCONF629	N/A	M.1.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF630	N/A	M.1.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF631	N/A	M.1.a.(5)
b. Commercial and industrial loans	RCONF632	N/A	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			
(1) Credit cards	RCONF633	N/A	M.1.c.(1)
(2) Other revolving credit plans	RCONF634	N/A	M.1.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF635	N/A	M.1.c.(3)
d. Other loans	RCONF636	N/A	M.1.d.
2. Not applicable			
3. Loans measured at fair value that are past due 90 days or more:			
a. Fair value	RCONF639	N/A	M.3.a.
b. Unpaid principal balance	RCONF640	N/A	M.3.b.
Memorandum items 4 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.			
4. Asset-backed securities:			
a. Residential mortgage-backed securities	RCONF641	N/A	M.4.a.
b. Commercial mortgage-backed securities	RCONF642	N/A	M.4.b.
c. Credit card receivables	RCONF643	N/A	M.4.c.
d. Home equity lines	RCONF644	N/A	M.4.d.
e. Automobile loans	RCONF645	N/A	M.4.e.
f. Other consumer loans	RCONF646	N/A	M.4.f.
g. Commercial and industrial loans	RCONF647	N/A	M.4.g.
h. Other	RCONF648	N/A	M.4.h.
5. Collateralized debt obligations:			
a. Synthetic	RCONF649	N/A	M.5.a.
b. Other	RCONF650	N/A	M.5.b.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	N/A	M.6.
7. Equity securities:			
a. Readily determinable fair values	RCONF652	N/A	M.7.a.
b. Other	RCONF653	N/A	M.7.b.
8. Loans pending securitization	RCONF654	N/A	M.8.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCD 29

Schedule RC-D - Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil Mil Thou	
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			
a. TEXTF655	RCONF655	N/A	M.9.a.
b. TEXTF656	RCONF656	N/A	M.9.b.
c. TEXTF657	RCONF657	N/A	M.9.c.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			
a. TEXTF658	RCONF658	N/A	M.10.a.
b. TEXTF659	RCONF659	N/A	M.10.b.
c. TEXTF660	RCONF660	N/A	M.10.c.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCE 30

Schedule RC-E - Deposit Liabilities

Dollar Amounts in Thousands	(Column A) Total transaction accounts (including total demand deposits)		(Column B) Memo: Total demand deposits (included in col A)		(Column C) Total nontransaction accounts (including MMDAs)		
Deposits of:							
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	0			RCONB550	4,726,690	1.
2. U.S. Government	RCON2202	45			RCON2520	0	2.
3. States and political subdivisions in the U.S.	RCON2203	0			RCON2530	0	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	0			RCONB552	0	4.
5. Banks in foreign countries	RCON2213	0			RCON2236	0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	0			RCON2377	0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	**45**	RCON2210	45	RCON2385	**4,726,690**	7.

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	378,222	M.1.a.
b. Total brokered deposits	RCON2365	14,655	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above): (1)			
(1) Brokered deposits issued in denominations of less than $100,000	RCON2343	14,655	M.1.c.(1)
(2) Brokered deposits issued in denominations of $100,000 and certain brokered retirement deposit accounts	RCON2344	0	M.1.c.(2)
d. Maturity data for brokered deposits:			
(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	14,655	M.1.d.(1)
(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONA244	0	M.1.d.(2)
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) **(to be completed for the December report only)**	RCON5590	N/A	M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):			
a. Savings deposits:			
(1) Money market deposit accounts (MMDAs)	RCON6810	269,920	M.2.a.(1)
(2) Other savings deposits (excludes MMDAs)	RCON0352	476,660	M.2.a.(2)
b. Total time deposits of less than $100,000	RCON6648	2,482,806	M.2.b.
c. Total time deposits of $100,000 or more	RCON2604	1,497,304	M.2.c.
(1) Individual Retirement Accounts (IRAs) and Keogh Plan accounts included in Memorandum item 2.c, "Total time deposits of $100,000 or more," above	RCONF233	105,445	M.2.c.(1)

(1) Report brokered retirement deposit accounts eligible for $250,000 in deposit insurance coverage in Memorandum item 1.c.(1) only if they have been issued in denominations of less than $100,000 (see instructions). Report brokered retirement deposit accounts in Memorandum item 1.c.(2) if they have been issued either in denominations of exactly $100,000 through exactly $250,000 or in denominations greater than $250,000 and participated out by the broker in shares of exactly $100,000 through exactly $250,000 or less.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCE 31

Schedule RC-E - Continued

Memoranda (continued)

Dollar Amounts in Thousands		Bil Mil Thou	
3. Maturity and repricing data for time deposits of less than $100,000:			
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1) (2)			
(1) Three months or less	RCONA579	1,141,749	M.3.a.(1)
(2) Over three months through 12 months	RCONA580	1,321,290	M.3.a.(2)
(3) Over one year through three years	RCONA581	17,105	M.3.a.(3)
(4) Over three years	RCONA582	2,662	M.3.a.(4)
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)	RCONA241	2,463,038	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1) (4)			
(1) Three months or less	RCONA584	667,434	M.4.a.(1)
(2) Over three months through 12 months	RCONA585	817,102	M.4.a.(2)
(3) Over one year through three years	RCONA586	11,373	M.4.a.(3)
(4) Over three years	RCONA587	1,395	M.4.a.(4)
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	RCONA242	1,484,536	M.4.b.

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCF 32

Schedule RC-F - Other Assets

Dollar Amounts in Thousands		Bil Mil Thou	
1. Accrued interest receivable [1]	RCONB556	18,372	1.
2. Net deferred tax assets [2]	RCON2148	4,927	2.
3. Interest-only strips receivable (not in the form of a security) on: [3]			
a. Mortgage loans	RCONA519	0	3.a.
b. Other financial assets	RCONA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values [4]	RCON1752	20,695	4.
5. Life insurance assets	RCONC009	0	5.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	RCON2168	10,058	6.
a. Prepaid expenses	RCON2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0	6.d.
e. TEXT3549 Intercompany receivable	RCON3549	4,190	6.e.
f. TEXT3550	RCON3550	0	6.f.
g. TEXT3551	RCON3551	0	6.g.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCON2160	**54,052**	7.

(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm
Schedule RCG 33
Schedule RC-G - Other Liabilities
Dollar Amounts in Thousands Bil Mil Thou 1. a. Interest accrued and unpaid on deposits (1) RCON3645 1,221 1.a. b. Other expenses accrued and unpaid (includes accrued income taxes payable) RCON3646 9,640 1.b. 2. Net deferred tax liabilities (2) RCON3049 0 2. 3. Allowance for credit losses on off-balance sheet credit exposures RCONB557 2,500 3. 4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item) RCON2938 128,051 4. a. Accounts payable RCON3066 0 4.a. b. Deferred compensation liabilities RCONC011 0 4.b. c. Dividends declared but not yet payable RCON2932 0 4.c. d. Derivatives with a negative fair value held for purposes other than trading RCONC012 0 4.d. e. TEXT3552 Intercompany payable RCON3552 111,971 4.e. f. TEXT3553 RCON3553 0 4.f. g. TEXT3554 RCON3554 0 4.g. 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) RCON2930 141,412 5.
(1) For savings banks, include “dividends” accrued and unpaid on deposits. (2) See discussion of deferred income taxes in Glossary entry on “income taxes.”

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCK **34**

Schedule RC-K - Quarterly Averages [1]

Dollar Amounts in Thousands		Bil Mil Thou	
ASSETS			
1. Interest-bearing balances due from depository institutions	RCON3381	483,858	1.
2. U.S. Treasury securities and U.S. Government agency obligations **(excluding mortgage-backed securities)** [2]	RCONB558	717,411	2.
3. Mortgage-backed securities [2]	RCONB559	337,192	3.
4. All other securities **(includes securities issued by states and political subdivisions in the U.S.)** [2] [3]	RCONB560	280,111	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:			
a. Total loans	RCON3360	3,943,087	6.a.
b. Loans secured by real estate:			
(1) Loans secured by 1-4 family residential properties	RCON3465	0	6.b.(1)
(2) All other loans secured by real estate	RCON3466	1,239,423	6.b.(2)
c. Commercial and industrial loans	RCON3387	1,073,452	6.c.
d. Loans to individuals for household, family, and other personal expenditures:			
(1) Credit cards	RCONB561	0	6.d.(1)
(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	0	6.d.(2)
7. *To be completed by banks with $100 million or more in total assets:* Trading assets [4]	RCON3401	0	7.
8. Lease financing receivables (net of unearned income)	RCON3484	0	8.
9. Total assets [5]	RCON3368	5,943,802	9.
LIABILITIES			
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	0	10.
11. Nontransaction accounts:			
a. Savings deposits **(includes MMDAs)**	RCONB563	746,566	11.a.
b. Time deposits of $100,000 or more	RCONA514	1,562,720	11.b.
c. Time deposits of less than $100,000	RCONA529	2,614,503	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	0	12.
13. *To be completed by banks with $100 million or more in total assets:* Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) [4]	RCON3355	5,000	13.

Memorandum

Dollar Amounts in Thousands		Bil Mil Thou	
1. *Memorandum item 1 is to be completed by:* [4] *• banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.* Loans to finance agricultural production and other loans to farmers	RCON3386	0	M.1.

(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2008, Report of Condition.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCL 35

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands		Bil Mil Thou	
1. Unused commitments:			
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCON3814	0	1.a.
b. Credit card lines	RCON3815	0	1.b.
c.			
(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate:			
(a) 1-4 family residential construction loan commitments	RCONF164	0	1.c.(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments	RCONF165	631,518	1.c.(1)(b)
(2) Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate	RCON6550	63,816	1.c.(2)
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments	RCON3818	0	1.e.
2. Financial standby letters of credit	RCON3819	20,391	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)			
a. Amount of financial standby letters of credit conveyed to others	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	0	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)			
a. Amount of performance standby letters of credit conveyed to others	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	0	4.
5. Not applicable			
6. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.

Dollar Amounts in Thousands	(Column A) Guarantor		(Column B) Beneficiary		
7. Credit derivatives:					
a. Notional amounts:					
(1) Credit default swaps	RCONC968	0	RCONC969	0	7.a.(1)
(2) Total return swaps	RCONC970	0	RCONC971	0	7.a.(2)
(3) Credit options	RCONC972	0	RCONC973	0	7.a.(3)
(4) Other credit derivatives	RCONC974	0	RCONC975	0	7.a.(4)
b. Gross fair values:					
(1) Gross positive fair value	RCONC219	0	RCONC221	0	7.b.(1)
(2) Gross negative fair value	RCONC220	0	RCONC222	0	7.b.(2)

Dollar Amounts in Thousands		Bil Mil Thou	
8. Spot foreign exchange contracts	RCON8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank's behalf	RCONC978	0	9.c.
d. TEXT3555	RCON3555	0	9.d.
e. TEXT3556	RCON3556	0	9.e.
f. TEXT3557	RCON3557	0	9.f.

(1) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCL 36

Schedule RC-L - Continued

Dollar Amounts in Thousands		Bil Mil Thou	
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. TEXT5592	RCON5592	0	10.b.
c. TEXT5593	RCON5593	0	10.c.
d. TEXT5594	RCON5594	0	10.d.
e. TEXT5595	RCON5595	0	10.e.
11. Year-to-date merchant credit card sales volume:			
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

Dollar Amounts in Thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts	
12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):					
a. Futures contracts	RCON8693	RCON8694	RCON8695	RCON8696	
	0	0	0	0	12.a.
b. Forward contracts	RCON8697	RCON8698	RCON8699	RCON8700	
	0	0	0	0	12.b.
c. Exchange-traded option contracts:					
(1) Written options	RCON8701	RCON8702	RCON8703	RCON8704	
	0	0	0	0	12.c.(1)
(2) Purchased options	RCON8705	RCON8706	RCON8707	RCON8708	
	0	0	0	0	12.c.(2)
d. Over-the-counter option contracts:					
(1) Written options	RCON8709	RCON8710	RCON8711	RCON8712	
	0	0	0	0	12.d.(1)
(2) Purchased options	RCON8713	RCON8714	RCON8715	RCON8716	
	0	0	0	0	12.d.(2)
e. Swaps	RCON3450	RCON3826	RCON8719	RCON8720	
	0	23,293	0	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCONA126	RCONA127	RCON8723	RCON8724	
	0	23,293	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON8725	RCON8726	RCON8727	RCON8728	
	0	0	0	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCONA589				
	0				14.a.
15. Gross fair values of derivative contracts:					
a. Contracts held for trading:					
(1) Gross positive fair value	RCON8733	RCON8734	RCON8735	RCON8736	
	0	493	0	0	15.a.(1)
(2) Gross negative fair value	RCON8737	RCON8738	RCON8739	RCON8740	
	0	0	0	0	15.a.(2)
b. Contracts held for purposes other than trading:					
(1) Gross positive fair value	RCON8741	RCON8742	RCON8743	RCON8744	
	0	0	0	0	15.b.(1)
(2) Gross negative fair value	RCON8745	RCON8746	RCON8747	RCON8748	
	0	0	0	0	15.b.(2)

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCM 37

Schedule RC-M - Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	19,899	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	1	1.b.
2. Intangible assets other than goodwill:			
a. Mortgage servicing assets	RCON3164	0	2.a.
(1) Estimated fair value of mortgage servicing assets	RCONA590	0	2.a.(1)
b. Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	269	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON0426	269	2.d.
3. Other real estate owned:			
a. Direct and indirect investments in real estate ventures	RCON5372	0	3.a.
b. All other real estate owned:			
(1) Construction, land development, and other land	RCON5508	0	3.b.(1)
(2) Farmland	RCON5509	0	3.b.(2)
(3) 1-4 family residential properties	RCON5510	0	3.b.(3)
(4) Multifamily (5 or more) residential properties	RCON5511	0	3.b.(4)
(5) Nonfarm nonresidential properties	RCON5512	0	3.b.(5)
(6) Foreclosed properties from "GNMA loans"	RCONC979	0	3.b.(6)
c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)	RCON2150	0	3.c.
4. Investments in unconsolidated subsidiaries and associated companies:			
a. Direct and indirect investments in real estate ventures	RCON5374	0	4.a.
b. All other investments in unconsolidated subsidiaries and associated companies	RCON5375	0	4.b.
c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)	RCON2130	0	4.c.
5. Other borrowed money:			
a. Federal Home Loan Bank advances:			
(1) Advances with a remaining maturity or next repricing date of: (1)			
(a) One year or less	RCONF055	10,000	5.a.(1)(a)
(b) Over one year through three years	RCONF056	27,000	5.a.(1)(b)
(c) Over three years through five years	RCONF057	13,000	5.a.(1)(c)
(d) Over five years	RCONF058	0	5.a.(1)(d)
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (2)	RCON2651	10,000	5.a.(2)
(3) Structured advances (included in items 5.a.(1)(a)-(d) above)	RCONF059	0	5.a.(3)
b. Other borrowings:			
(1) Other borrowings with a remaining maturity or next repricing date of: (3)			
(a) One year or less	RCONF060	0	5.b.(1)(a)
(b) Over one year through three years	RCONF061	0	5.b.(1)(b)
(c) Over three years through five years	RCONF062	0	5.b.(1)(c)
(d) Over five years	RCONF063	0	5.b.(1)(d)
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (4)	RCONB571	0	5.b.(2)
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCON3190	50,000	5.c.

(1) Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
(2) Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
(3) Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
(4) Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCM 38

Schedule RC-M - Continued

		Yes/No	
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	NO	6.

Dollar Amounts in Thousands		Bil Mil Thou	
7. Assets under the reporting bank's management in proprietary mutual funds and annuities	RCONB570	0	7.

8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com)	TEXT4087	www.capitalsourcebank.com	8.

		Yes/No	
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?	RCON4088	NO	9.

Dollar Amounts in Thousands		Bil Mil Thou	
10. Secured liabilities:			
a. Amount of "Federal funds purchased" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))	RCONF065	0	10.b.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCN 39

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
1. Loans secured by real estate:							
a. Construction, land development, and other land loans:							
(1) 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	RCONF173	0	RCONF175	0	RCONF177	0	1.a.(2)
b. Secured by farmland	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties:							
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	0	RCON5399	0	RCON5400	0	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:							
(a) Secured by first liens	RCONC236	0	RCONC237	0	RCONC229	0	1.c.(2)(a)
(b) Secured by junior liens	RCONC238	0	RCONC239	0	RCONC230	0	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	RCON3499	0	RCON3500	0	RCON3501	0	1.d.
e. Secured by nonfarm nonresidential properties:							
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	0	RCONF180	0	RCONF182	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	RCONF179	0	RCONF181	0	RCONF183	9,510	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	RCONB834	0	RCONB835	0	RCONB836	0	2.
3. Not applicable							
4. Commercial and industrial loans.	RCON1606	0	RCON1607	0	RCON1608	13,815	4.
5. Loans to individuals for household, family, and other personal expenditures:							
a. Credit cards	RCONB575	0	RCONB576	0	RCONB577	0	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB578	0	RCONB579	0	RCONB580	0	5.b.
6. Loans to foreign governments and official institutions	RCON5389	0	RCON5390	0	RCON5391	0	6.
7. All other loans [1]	RCON5459	0	RCON5460	0	RCON5461	0	7.
8. Lease financing receivables	RCON1226	0	RCON1227	0	RCON1228	0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505	0	RCON3506	0	RCON3507	0	9.

(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers" "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCN 40

Schedule RC-N - Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	RCON5612	0	RCON5613	0	RCON5614	0	10.
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans")	RCON5615	0	RCON5616	0	RCON5617	0	10.a.
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10	RCONC866	0	RCONC867	0	RCONC868	0	10.b.

Memoranda

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memo item 1):							
a. Loans secured by 1-4 family residential properties	RCONF661	0	RCONF662	0	RCONF663	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1658	0	RCON1659	0	RCON1661	0	M.1.b.
2. Loans to finance commercial real estate, construction, and land development activities **(not secured by real estate)** included in Schedule RC-N, items 4 and 7, above	RCON6558	0	RCON6559	0	RCON6560	0	M.2.
3. *Memo items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:* (1)							
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above) ..	RCON1248	0	RCON1249	0	RCON1250	0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380	0	RCON5381	0	RCON5382	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254	0	RCON1255	0	RCON1256	0	M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166	0	RCONF167	0	RCONF168	0	M.3.d.

(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCN 41

Schedule RC-N - Continued

Memoranda (continued)

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
4. *Memorandum item 4 is to be completed by:* [1] *• banks with $300 million or more in total assets • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:* Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above) [1]	RCON1594	0	RCON1597	0	RCON1583	0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):							
a. Loans and leases held for sale	RCONC240	0	RCONC241	0	RCONC226	0	M.5.a.
b. Loans measured at fair value:							
(1) Fair value	RCONF664	0	RCONF665	0	RCONF666	0	M.5.b.(1)
(2) Unpaid principal balance	RCONF667	0	RCONF668	0	RCONF669	0	M.5.b.(2)

Dollar Amounts in Thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more		
Memorandum item 6 is to be completed by banks with $300 million or more in total assets: 6. Interest rate, foreign exchange rate, and other commodity and equity contracts: Fair value of amounts carried as assets [1]	RCON3529	0	RCON3530	0	M.6.

Dollar Amounts in Thousands		Bil Mil Thou	
7. Additions to nonaccrual assets during the quarter	RCONC410	23,326	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	40,403	M.8.

(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2008, Report of Condition.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCO 42

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

All banks must complete items 1 and 2, Memorandum item 1, and, if applicable, Memorandum items 2, 3, and 4 each quarter. Each bank that reported $1 billion or more in total assets in its March 31, 2007 Report of Condition must complete items 4 and 5 each quarter. In addition, each bank that reported $1 billion or more in total assets in two consecutive Reports of Condition beginning with its June 30, 2007 report must begin to complete items 4 and 5 each quarter starting six months after the second consecutive quarter in which it reports total assets of $1 billion or more. Each bank that becomes insured by the FDIC on or after April 1, 2007 must complete items 4 and 5 each quarter. Any other bank may choose to complete items 4 and 5, but the bank must then continue to complete items 4 and 5 each quarter thereafter.

Dollar Amounts in Thousands		Bil Mil Thou	
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	4,727,956	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable			
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF238	4,948,136	4.
5. Total daily average of allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF239	0	5.

Memorandum

Dollar Amounts in Thousands	Number		Bil Mil Thou	
1. Total assessable deposits of the bank, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):				
a. Deposit accounts (excluding retirement accounts) of $100,000 or less: (1)				
(1) *Amount* of deposit accounts (excluding retirement accounts) of $100,000 or less		RCONF049	2,594,288	M.1.a.(1)
(2) *Number* of deposit accounts (excluding retirement accounts) of $100,000 or less (to be completed for the June report only)	RCONF050 N/A			M.1.a.(2)
b. Deposit accounts (excluding retirement accounts) of more than $100,000: (1)				
(1) *Amount* of deposit accounts (excluding retirement accounts) of more than $100,000		RCONF051	1,746,510	M.1.b.(1)
(2) *Number* of deposit accounts (excluding retirement accounts) of more than $100,000	RCONF052 11776			M.1.b.(2)
c. Retirement deposit accounts of $250,000 or less: (1)				
(1) *Amount* of retirement deposit accounts of $250,000 or less		RCONF045	378,206	M.1.c.(1)
(2) *Number* of retirement deposit accounts of $250,000 or less (to be completed for the June report only)	RCONF046 N/A			M.1.c.(2)
d. Retirement deposit accounts of more than $250,000: (1)				
(1) *Amount* of retirement deposit accounts of more than $250,000		RCONF047	8,952	M.1.d.(1)
(2) *Number* of retirement deposit accounts of more than $250,000	RCONF048 30			M.1.d.(2)
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2)				
2. Estimated amount of uninsured assessable deposits, including related interest accrued and unpaid (see instructions) (3)		RCON5597	716,672	M.2.

(1) The dollar amounts used as the basis for reporting in Memorandum items 1.a and 1.d reflect the deposit insurance limits in effect on the report date without taking into account the temporary increase in deposit insurance in effect through December 31, 2009.
(2) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.
(3) Uninsured assessable deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d without taking into account the temporary increase in deposit insurance in effect through December 31, 2009, or a bank's participation in the FDIC's Debt Guarantee Program or Transaction Account Guarantee Program.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:24 pm

Schedule RCO 43

Schedule RC-O - Continued

Memorandum (continued)

Dollar Amounts in Thousands		Bil Mil Thou	
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	00000	M.3.b.
Memorandum items 4.a and 4.b are to be completed by all banks participating in the FDIC Transaction Account Guarantee Program.			
4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC's regulations) of more than $250,000 (see instructions):			
a. *Amount* of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)	RCONG167	0	M.4.a.
b. *Number* of noninterest-bearing transaction accounts of more than $250,000	RCONG168	0	M.4.b.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCP 44

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets [1] and (2) banks with less than $1 billion in total assets at which either closed-end (first and junior lien) 1–4 family residential mortgage loan originations and purchases for resale [2] from all sources, loan sales, or quarter-end loans held for sale in domestic offices exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands		Bil Mil Thou	
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale: [2]			
a. Closed-end first liens	RCONF066	0	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	RCONF670	0	1.c.(1)
(2) Principal amount funded under the lines of credit	RCONF671	0	1.c.(2)
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale: [2]			
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	RCONF672	0	2.c.(1)
(2) Principal amount funded under the lines of credit	RCONF673	0	2.c.(2)
3. 1-4 family residential mortgage loans sold during the quarter:			
a. Closed-end first liens	RCONF070	0	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	RCONF674	0	3.c.(1)
(2) Principal amount funded under the lines of credit	RCONF675	0	3.c.(2)
4. 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a):			
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	RCONF676	0	4.c.(1)
(2) Principal amount funded under the lines of credit	RCONF677	0	4.c.(2)
5. Noninterest income *for the quarter* from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			
a. Closed-end 1-4 family residential mortgage loans	RIADF184	0	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans *during the quarter:*			
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under lines of credit:			
(1) Total commitment under the lines of credit	RCONF680	0	6.c.(1)
(2) Principal amount funded under the lines of credit	RCONF681	0	6.c.(2)

(1) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2008, Report of Condition.
(2) Exclude originations and purchases of closed-end 1-4 family residential mortgage loans that are held for investment.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCQ 45

Schedule RC-Q - Financial Assets and Liabilities Measured at Fair Value

Schedule RC-Q is to be completed by banks that (1) have elected to account for financial instruments or servicing assets and liabilities at fair value under a fair value option or (2) are required to complete Schedule RC-D--Trading Assets and Liabilities.

Fair Value Measurements for Assets and Liabilities under a Fair Value Option and Trading Assets and Liabilities (included in Schedule RC)

Dollar Amounts in Thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
ASSETS						
1. Loans and leases	RCONF243 N/A	RCONF682 N/A	RCONF690 N/A	RCONF244 N/A	RCONF245 N/A	1.
2. Trading assets	RCONF246 N/A	RCONF683 N/A	RCONF691 N/A	RCONF247 N/A	RCONF248 N/A	2.
a. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 2, above)	RCONF240 N/A	RCONF684 N/A	RCONF692 N/A	RCONF241 N/A	RCONF242 N/A	2.a.
3. All other financial assets and servicing assets	RCONF249 N/A	RCONF685 N/A	RCONF693 N/A	RCONF250 N/A	RCONF251 N/A	3.
LIABILITIES						
4. Deposits	RCONF252 N/A	RCONF686 N/A	RCONF694 N/A	RCONF253 N/A	RCONF254 N/A	4.
5. Trading liabilities	RCONF255 N/A	RCONF687 N/A	RCONF695 N/A	RCONF256 N/A	RCONF257 N/A	5.
6. All other financial liabilities and servicing liabilities	RCONF258 N/A	RCONF688 N/A	RCONF696 N/A	RCONF259 N/A	RCONF260 N/A	6.
7. Loan commitments (not accounted for as derivatives)	RCONF261 N/A	RCONF689 N/A	RCONF697 N/A	RCONF262 N/A	RCONF263 N/A	7.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCR **46**

Schedule RC-R - Regulatory Capital

Dollar Amounts in Thousands		Bil Mil Thou	
Tier 1 capital			
1. Total **bank** equity capital (from Schedule RC, item 27.a)	RCON3210	915,976	1.
2. LESS: Net unrealized gains (losses) on available-for-sale securities (if gain, report as positive value; if loss, report as negative value) (1)	RCON8434	1,672	2.
3. LESS: Net unrealized loss on available-for-sale **EQUITY** securities (report loss as **positive** value)	RCONA221	0	3.
4. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCON4336	0	4.
5. LESS: Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying **noncontrolling (minority)** interests in consolidated subsidiaries	RCONB589	0	6.
7.			
a. LESS: Disallowed goodwill and other disallowed intangible assets	RCONB590	171,239	7.a.
b. LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank's own creditworthiness (if a net gain, report as positive value; if a net loss, report as negative value)	RCONF264	0	7.b.
8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b)	RCONC227	743,065	8.
9.			
a. LESS: Disallowed servicing assets and purchased credit card relationships	RCONB591	0	9.a.
b. LESS: Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)	RCON8274	743,065	11.
Tier 2 capital			
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	58,274	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital (sum of items 12 through 16)	RCON5311	58,274	17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCON8275	58,274	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)	RCON3792	801,339	21.
Total assets for leverage ratio			
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	5,943,802	22.
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above)	RCONB590	171,239	23.
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	0	24.
25. LESS: Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. LESS: Other deductions from assets for leverage capital purposes	RCONB596	0	26.
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)	RCONA224	5,772,563	27.
Adjustments for financial subsidiaries			
28.			
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0	29.
30. Adjustment to average total assets reported in item 27	RCONB505	0	30.

(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm
Schedule RCR 47
Schedule RC-R - Continued Capital ratios (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)
(Column A) (Column B) Percentage (Banks with Percentage (All Banks) Financial Subsidiaries) 31. Tier 1 leverage ratio (2) RCON7273 0 RCON7204 12.87 31. 32. Tier 1 risk-based capital ratio (3) RCON7274 0 RCON7206 15.99 32. 33. Total risk-based capital ratio (4) RCON7275 0 RCON7205 17.24 33.
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30). (3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29). (4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCR 48

Schedule RC-R - Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

Balance Sheet Asset Categories

Dollar Amounts in Thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC items 1.a and 1.b)	RCON0010 **84,240**	RCONC869 0	RCONB600 50,538	RCONB601 33,702		RCONB602 0	34.
35. Held-to-maturity securities	RCON1754 **247,300**	RCONB603 0	RCONB604 0	RCONB605 247,300	RCONB606 0	RCONB607 0	35.
36. Available-for-sale securities	RCON1773 **1,408,901**	RCONB608 2,834	RCONB609 90,755	RCONB610 1,315,312	RCONB611 0	RCONB612 0	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225 **0**		RCONC063 0	RCONC064 0		RCONB520 0	37.
38. Loans and leases held for sale	RCON5369 **0**	RCONB617 0	RCONB618 0	RCONB619 0	RCONB620 0	RCONB621 0	38.
39. Loans and leases, net of unearned income	RCONB528 **3,925,674**	RCONB622 0	RCONB623 0	RCONB624 0	RCONB625 0	RCONB626 3,925,674	39.
40. LESS: Allowance for loan and lease losses	RCON3123 70,573	RCON3123 70,573					40.
41. Trading assets	RCON3545 0	RCONB627 0	RCONB628 0	RCONB629 0	RCONB630 0	RCONB631 0	41.
42. All other assets (1)	RCONB639 **238,581**	RCONB640 173,898	RCONB641 0	RCONB642 20,195	RCONB643 0	RCON5339 44,488	42.
43. Total assets (sum of items 34 through 42)	RCON2170 **5,834,123**	RCONB644 **106,159**	RCON5320 **141,293**	RCON5327 **1,616,509**	RCON5334 **0**	RCON5340 **3,970,162**	43.

(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, intangible assets, and other assets.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCR 49

Schedule RC-R - Continued

Derivatives and Off-Balance Sheet Items

Dollar Amounts in Thousands	(Column A) Face Value or Notional Amount	Credit Conversion Factor	(Column B) Credit Equivalent Amount (1)	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
44. Financial standby letters of credit	RCONB546 20,391	1.00 or 12.5 (2) 1.00	RCONB547 20,391	RCONB548 0	RCONB581 0	RCONB582 0	RCONB583 20,391	44.
45. Performance standby letters of credit	RCON3821 0	.50	RCONB650 0	RCONB651 0	RCONB652 0	RCONB653 0	RCONB654 0	45.
46. Commercial and similar letters of credit	RCON3411 0	.20	RCONB655 0	RCONB656 0	RCONB657 0	RCONB658 0	RCONB659 0	46.
47. Risk participations in bankers acceptances acquired by the reporting institution	RCON3429 0	1.00	RCONB660 0	RCONB661 0	RCONB662 0		RCONB663 0	47.
48. Securities lent	RCON3433 0	1.00	RCONB664 0	RCONB665 0	RCONB666 0	RCONB667 0	RCONB668 0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250 0	1.00	RCONB669 0	RCONB670 0	RCONB671 0	RCONB672 0	RCONB673 0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	RCONB541 0	12.5 (3) 12.50	RCONB542 0				RCONB543 0	50.
51. All other financial assets sold with recourse	RCONB675 0	1.00	RCONB676 0	RCONB677 0	RCONB678 0	RCONB679 0	RCONB680 0	51.
52. All other off-balance sheet liabilities	RCONB681 0	1.00	RCONB682 0	RCONB683 0	RCONB684 0	RCONB685 0	RCONB686 0	52.
53. Unused commitments with an original maturity exceeding one year	RCON3833 695,334	.50	RCONB687 **347,667**	RCONB688 0	RCONB689 0	RCONB690 0	RCONB691 347,667	53.
54. Derivative contracts			RCONA167 726	RCONB693 0	RCONB694 0	RCONB695 726		54.

(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or institution-specific factor.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCR **50**

Schedule RC-R - Continued

Dollar Amounts in Thousands	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%	
55. Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCONB696 141,293	RCONB697 1,616,509	RCONB698 726	RCONB699 4,338,220	55.
56. Risk weight factor	x 0%	x 20%	x 50%	x 100%	56.
57. Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCONB700 0	RCONB701 323,302	RCONB702 363	RCONB703 4,338,220	57.
58. Market risk equivalent assets				RCON1651 0	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCONB704 4,661,885	59.
60. LESS: Excess allowance for loan and lease losses				RCONA222 14,799	60.
61. LESS: Allocated transfer risk reserve				RCON3128 0	61.
62. Total risk-weighted assets (item 59 minus items 60 and 61)				RCONA223 4,647,086	62.

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	493	M.1.

Dollar Amounts in Thousands	(Column A) With a remaining maturity of one year of less		(Column B) With a remaining maturity of over one year through five years		(Column C) With a remaining maturity of over five years		
2. Notional principal amounts of derivative contracts: (1)							
a. Interest rate contracts	RCON3809	0	RCON8766	0	RCON8767	0	M.2.a.
b. Foreign exchange contracts	RCON3812	23,293	RCON8769	0	RCON8770	0	M.2.b.
c. Gold contracts	RCON8771	0	RCON8772	0	RCON8773	0	M.2.c.
d. Other precious metals contracts	RCON8774	0	RCON8775	0	RCON8776	0	M.2.d.
e. Other commodity contracts	RCON8777	0	RCON8778	0	RCON8779	0	M.2.e.
f. Equity derivative contracts	RCONA000	0	RCONA001	0	RCONA002	0	M.2.f.
g. Credit derivative contracts:							
(1) Investment grade	RCONC980	0	RCONC981	0	RCONC982	0	M.2.g.(1)
(2) Subinvestment grade	RCONC983	0	RCONC984	0	RCONC985	0	M.2.g.(2)

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCS 51

Schedule RC-S - Servicing, Securitization, and Asset Sale Activities

Bank Securitization Activities

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases and All Other Assets	
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711	
	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718	
	0	0	0	0	0	0	0	2.a.
b. Subordinated securities and other residual interests	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399	
	0	0	0	0	0	0	0	2.b.
c. Standby letters of credit and other enhancements	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406	
	0	0	0	0	0	0	0	2.c.
3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732	
	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:								
a. 30-89 days past due	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739	
	0	0	0	0	0	0	0	4.a.
b. 90 days or more past due	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746	
	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								
a. Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753	
	0	0	0	0	0	0	0	5.a.
b. Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760	
	0	0	0	0	0	0	0	5.b.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCS 52

Schedule RC-S - Continued

Dollar Amounts in Thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases and All Other Assets	
6. Amount of ownership (or seller's) interests carried as:								
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761 0	RCONB762 0			RCONB763 0		6.a.
b. Loans (included in Schedule RC-C)		RCONB500 0	RCONB501 0			RCONB502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								
a. 30-89 days past due		RCONB764 0	RCONB765 0			RCONB766 0		7.a.
b. 90 days or more past due		RCONB767 0	RCONB768 0			RCONB769 0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								
a. Charge-offs		RIADB770 0	RIADB771 0			RIADB772 0		8.a.
b. Recoveries		RIADB773 0	RIADB774 0			RIADB775 0		8.b.
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions								
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCONB776 0	RCONB777 0	RCONB778 0	RCONB779 0	RCONB780 0	RCONB781 0	RCONB782 0	9.
10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures	RCONB783 0	RCONB784 0	RCONB785 0	RCONB786 0	RCONB787 0	RCONB788 0	RCONB789 0	10.
Bank Asset Sales								
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790 0	RCONB791 0	RCONB792 0	RCONB793 0	RCONB794 0	RCONB795 0	RCONB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797 0	RCONB798 0	RCONB799 0	RCONB800 0	RCONB801 0	RCONB802 0	RCONB803 0	12.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCS 53

Schedule RC-S - Continued

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others:			
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	0	M.2.b.
c. Other financial assets (includes home equity lines) (1)	RCONA591	9,025,776	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCONB806	0	M.3.a.(1)
(2) Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.(2)
b. Unused commitments to provide liquidity to conduit structures:			
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCONB808	0	M.3.b.(1)
(2) Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, col C (2)	RCONC407	N/A	M.4.

(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCT 54

Schedule RC-T - Fiduciary and Related Services

		Yes/No	
1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T.)	RCONA345	NO	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	NO	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.)	RCONB867	NO	3.

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 19 quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 10 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

FIDUCIARY AND RELATED ASSETS

Dollar Amounts in Thousands	(Column A) Managed Assets	(Column B) Non- Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts	
4. Personal trust and agency accounts	RCONB868 N/A	RCONB869 N/A	RCONB870 N/A	RCONB871 N/A	4.
5. Retirement related trust and agency accounts:					
a. Employee benefit - defined contribution	RCONB872 N/A	RCONB873 N/A	RCONB874 N/A	RCONB875 N/A	5.a.
b. Employee benefit - defined benefit	RCONB876 N/A	RCONB877 N/A	RCONB878 N/A	RCONB879 N/A	5.b.
c. Other retirement accounts	RCONB880 N/A	RCONB881 N/A	RCONB882 N/A	RCONB883 N/A	5.c.
6. Corporate trust and agency accounts	RCONB884 N/A	RCONB885 N/A	RCONC001 N/A	RCONC002 N/A	6.
7. Investment management agency accounts	RCONB886 N/A		RCONB888 N/A		7.
8. Other fiduciary accounts	RCONB890 N/A	RCONB891 N/A	RCONB892 N/A	RCONB893 N/A	8.
9. Total fiduciary accounts (sum of items 4 through 8)	RCONB894 **N/A**	RCONB895 **N/A**	RCONB896 **N/A**	RCONB897 **N/A**	9.
10. Custody and safekeeping accounts		RCONB898 N/A		RCONB899 N/A	10.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCT 55

Schedule RC-T - Continued

FIDUCIARY AND RELATED SERVICES INCOME

Dollar Amounts in Thousands		Bil Mil Thou	
11. Not applicable			
12. Personal trust and agency accounts	RIADB904	N/A	12.
13. Retirement related trust and agency accounts:			
a. Employee benefit - defined contribution	RIADB905	N/A	13.a.
b. Employee benefit - defined benefit	RIADB906	N/A	13.b.
c. Other retirement accounts	RIADB907	N/A	13.c.
14. Corporate trust and agency accounts	RIADA479	N/A	14.
15. Investment management agency accounts	RIADB908	N/A	15.
16. Other fiduciary accounts	RIADA480	N/A	16.
17. Custody and safekeeping accounts	RIADB909	N/A	17.
18. Other fiduciary and related services income	RIADB910	N/A	18.
19. Total gross fiduciary and related services income (sum of items 12 through 18) (must equal Schedule RI, item 5.a)	RIAD4070	**N/A**	19.
20. Less: Expenses	RIADC058	N/A	20.
21. Less: Net losses from fiduciary and related services	RIADA488	N/A	21.
22. Plus: Intracompany income credits for fiduciary and related services	RIADB911	N/A	22.
23. Net fiduciary and related services income	RIADA491	**N/A**	23.

Memoranda

Dollar Amounts in Thousands		Bil Mil Thou	
1. Managed assets held in personal trust and agency accounts:			
a. Noninterest-bearing deposits	RCONB913	N/A	M.1.a.
b. Interest-bearing deposits	RCONB914	N/A	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCONB915	N/A	M.1.c.
d. State, county and municipal obligations	RCONB916	N/A	M.1.d.
e. Money market mutual funds	RCONB917	N/A	M.1.e.
f. Other short-term obligations	RCONB918	N/A	M.1.f.
g. Other notes and bonds	RCONB919	N/A	M.1.g.
h. Common and preferred stocks	RCONB920	N/A	M.1.h.
i. Real estate mortgages	RCONB921	N/A	M.1.i.
j. Real estate	RCONB922	N/A	M.1.j.
k. Miscellaneous assets	RCONB923	N/A	M.1.k.
l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)	RCONB868	**N/A**	M.1.l.

Dollar Amounts in Thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding		
2. Corporate trust and agency accounts:					
a. Corporate and municipal trusteeships	RCONB927	N/A	RCONB928	N/A	M.2.a.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	N/A			M.2.b.

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm

Schedule RCT 56

Schedule RC-T - Continued

Memoranda (continued)

Dollar Amounts in Thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets		
3. Collective investment funds and common trust funds:					
a. Domestic equity	RCONB931	N/A	RCONB932	N/A	M.3.a.
b. International/Global equity	RCONB933	N/A	RCONB934	N/A	M.3.b.
c. Stock/Bond blend	RCONB935	N/A	RCONB936	N/A	M.3.c.
d. Taxable bond	RCONB937	N/A	RCONB938	N/A	M.3.d.
e. Municipal bond	RCONB939	N/A	RCONB940	N/A	M.3.e.
f. Short term investments/Money market	RCONB941	N/A	RCONB942	N/A	M.3.f.
g. Specialty/Other	RCONB943	N/A	RCONB944	N/A	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	**N/A**	RCONB946	**N/A**	M.3.h.

Dollar Amounts in Thousands	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non- Managed Accounts		(Column C) Recoveries		
4. Fiduciary settlements, surcharges, and other losses:							
a. Personal trust and agency accounts	RIADB947	N/A	RIADB948	N/A	RIADB949	N/A	M.4.a.
b. Retirement related trust and agency accounts	RIADB950	N/A	RIADB951	N/A	RIADB952	N/A	M.4.b.
c. Investment management agency accounts	RIADB953	N/A	RIADB954	N/A	RIADB955	N/A	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	N/A	RIADB957	N/A	RIADB958	N/A	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 21)	RIADB959	**N/A**	RIADB960	**N/A**	RIADB961	**N/A**	M.4.e.

Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed:

N/A
Name and Title (TEXT B962)

N/A
E-mail Address (TEXT B926)

N/A
Telephone: Area code/phone number/extension (TEXT B963)

N/A
FAX: Area code/phone number (TEXT B964)

March 2009 FFIEC 041 CapitalSource Bank - ID RSSD# 0003806100 Printed: 04/30/2009 - 02:25 pm
Schedule NARR 57
Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income
The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Report of Condition and Income, in response to any request for individual bank report data. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.” The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.
All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy. If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data. The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAIN THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
Comments? NO (RCON 6979) BANK MANAGEMENT STATEMENT (Please type or print clearly): (TEXT 6980)